 Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Midnight Gaming Corporation, a company duly formed under the laws of Delaware (the “Company”), for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kinney L. McGraw, Treasurer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 1, 2024	/s/ Kinney L. McGraw
Kinney L. McGraw
Treasurer (Principal Financial Officer)